UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2024

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27408	33-0684451
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1910 Opdyke Court, Auburn Hills, MI	48326
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 364-7727

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

SPAR Group, Inc. (“SGRP” or the “Corporation”, and together with its subsidiaries, the “Company”, “SPAR” or “SPAR Group”) has listed its shares of Common Stock for trading through the Nasdaq Stock Market LLC (“Nasdaq”) under the trading symbol “SGRP” and periodically files reports with the Securities and Exchange Commission (“SEC”). Reference is made to  SGRP’s 2023 Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC on April 1, 2024, and SGRP’s First Amendment to the 2023 Annual Report on Form 10-K/A for the year ended December 31, 2023, as filed with the SEC on April 30, 2024 (as so amended, the “Annual Report”);  and (b) SGRP’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports and statements as and when filed with the SEC (each an “SEC Report”).

Introductory Note

This Current Report on Form 8-K is being filed in connection the transactions contemplated by the previously announced Agreement and Plan of Merger (the “Merger Agreement”), dated August 30, 2024, by and among the Corporation, Highwire Capital, LLC, a Texas limited liability company (“Parent”), and Highwire Merger Co. I, Inc., a Delaware corporation and a wholly owned subsidiary of Parent.

Item 8.01. Other Events.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 8.01.

On October 16, 2024, the Corporation issued a press release reminding stockholders of the special meeting of the Corporation to approve the Merger Agreement and the transactions contemplated thereby, including the Merger. A copy of this press release is filed herewith as Exhibit 99.1 and is incorporated into this Current Report on Form 8-K by reference in its entirety.

Forward Looking Statements

This report contains “forward-looking statements” within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, the Corporation. Forward-looking statements include information concerning the proposed acquisition of the Corporation by Parent (the "Proposed Acquisition"). “Forward-looking statements” are defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, and other applicable federal and state securities laws, rules and regulations, as amended.

All statements (other than those that are purely historical) are forward-looking statements. Words such as “may,” “will,” “expect,” “intend,” “believe,” “estimate,” “anticipate,” “continue,” “plan,” “project,” or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Corporation in this report may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors (“Risks”). Those Risks include (without limitation): the impact of the news of the Proposed Acquisition or developments in it; the uncertainty of approval by the Corporation’s stockholders and satisfaction of other closing conditions respecting the Proposed Acquisition; the impact of the Corporation’s continued strategic review process, or any resulting action or inaction, should the Proposed Acquisition not occur; the impact of selling certain of the Corporation’s subsidiaries or any resulting impact on revenues, earnings or cash; the impact of adding new directors or new finance team members; the potential negative effects of any stock repurchase and/or payment; the potential continuing negative effects of the COVID pandemic on the Company’s business; the Corporation’s potential non-compliance with applicable Nasdaq director independence, bid price or other rules; the Company’s cash flow or financial condition; and plans, intentions, expectations, guidance or other information respecting the pursuit or achievement of the Corporation’s corporate objectives.

You should carefully review and consider the Company’s forward-looking statements (including Risks and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this report, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, foreign exchange, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, revenues, sales, strategies, taxation or other achievement, results, Risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, “Expectations”), and our forward-looking statements (including all Risks) and other information reflect the Company’s current views about future events and circumstances. Although the Corporation believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Corporation, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company’s control). In addition, new Risks arise from time to time, and it is impossible for the Corporation to predict these matters or how they may arise or affect the Company. Accordingly, the Corporation cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Corporation’s common stock.

These forward-looking statements reflect the Corporation’s Expectations, views, Risks and assumptions only as of the date of this report, and the Corporation does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Additional Information About the Proposed Acquisition and Where to Find It

This report relates to the Proposed Acquisition of the Corporation by Parent. In connection with the Proposed Acquisition, the Corporation has filed relevant materials with the Securities and Exchange Commission (the “SEC”), including the definitive proxy statement, which was filed on October 2, 2024 (the “Proxy Statement”). The Corporation has filed or may file other documents regarding the Proposed Acquisition with the SEC. This report is not a substitute for the Proxy Statement or for any other document that the Corporation has filed or may file with the SEC in connection with the Proposed Acquisition. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN AND THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE CORPORATION, PARENT, THE PROPOSED ACQUISITION AND RELATED MATTERS THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING THE PROPOSED ACQUISITION. The Proxy Statement has been sent to the Corporation's stockholders. Stockholders will be able to obtain the Proxy Statement and other documents filed by the Corporation with the SEC (when available) free of charge from the SEC's website at www.sec.gov. In addition, investors and stockholders should note that the Corporation communicates with investors and the public using its website (www.sparinc.com), the investor relations website (http://www.investorssparinc.com) where anyone will be able to obtain free copies of the Proxy Statement and other documents filed by the Corporation with the SEC, and stockholders are urged to read the Proxy Statement and the other relevant materials (when they become available) before making any voting or investment decision with respect to the proposed acquisition.

Stockholders may obtain a free copy of the Proxy Statement and other relevant materials (when they are available) filed by the Corporation with the SEC at the SEC’s website at www.sec.gov, at the Company’s website at https://investors.sparinc.com/ or by sending a written request to the Corporation's Secretary at the Corporation’s principal executive offices at 1910 Opdyke Court, Auburn Hills, Michigan 48326.

Participants in the Solicitation

The Corporation, its directors and certain of its executive officers and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the Proposed Acquisition. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Corporation’s stockholders in connection with the Proposed Acquisition and any direct or indirect interests they have in the Proposed Acquisition is set forth in the Proxy Statement. Information relating to the foregoing can also be found in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on April 1, 2024, its First Amendment to the 10-K on Form 10K/A filed with the SEC on April 30, 2024 and the Corporation’s definitive proxy statement for its 2023 Annual Meeting of Stockholders filed with the SEC on October 13, 2023 (the “Annual Meeting Proxy Statement”).

To the extent that holdings of the Company’s securities by reporting persons have changed since the amounts set forth in the Annual Meeting Proxy Statement, such changes have been or are required to be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press Release, dated October 16, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.
Date: October 16, 2024
By:	/s/ Michael R. Matacunas
Michael R. Matacunas, President & CEO